UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 13, 2014
(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement material pursuant to Rule 14a14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement material pursuant to Rule 13e-4(c) under the Exchange Act (17 CFE 240.13e-4(c))

8.01 Other Events
On January 13, 2014, the United States Supreme Court issued an order denying the petition for review that Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) filed in connection with our lawsuit challenging the City of San Rafael’s rent control ordinance and its effect with respect to our Contempo Marin manufactured home community. We intend to pursue appropriate options to maximize the value of this 63-acre asset located in San Rafael, California, just north of San Francisco in Marin County.
The information in Item 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 8.01 of this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. We disclaim any intention or obligation to update or revise this information.
This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our recent acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2013 and 2014 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of transactions in their entirety and future transactions, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 378 quality properties in 32 states and British Columbia consisting of 139,616 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By:/s/ Paul Seavey
Paul Seavey
Senior Vice President, Chief Financial Officer and
Treasurer

Date: January 13, 2014